EXHIBIT 99.5
                                 ------------

                 Computational Materials and/or ABS Term Sheet




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

   [OBJECT OMITTED] Countrywide(R)                                                                      Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                      Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company


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                        Class 1-A-1 Certificates Corridor Contract Schedule and Strike Rates

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           Notional Schedule   Cap Strike       Cap Ceiling                   Notional Schedule    Cap Strike      Cap Ceiling
Period           ($)               (%)              (%)           Period             ($)              (%)              (%)
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
 1                57,129,000     0.0000            0.0000          11               32,352,625      6.3650          10.8100
 2                55,144,395     6.3700           10.8100          12               29,576,402      6.3650          10.8100
 3                53,033,497     6.3690           10.8100          13               26,867,765      6.3650          10.8100
 4                50,801,747     6.3680           10.8100
 5                48,453,281     6.3670           10.8100
 6                45,992,729     6.3670           10.8100
 7                43,426,201     6.3660           10.8100
 8                40,759,718     6.3660           10.8100
 9                37,999,823     6.3650           10.8100
 10               35,173,812     6.3650           10.8100

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company


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                                  Group 2 Certificates Corridor Contract Schedule and Strike Rates
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                                  Notional Schedule                    Cap Strike                      Cap Ceiling
         Period                          ($)                               (%)                             (%)
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
            1                              467,148,000                   0.0000                           0.0000
            2                              453,229,075                   5.2959                           7.9994
            3                              439,718,547                   5.1158                           7.9974
            4                              426,605,982                   5.1185                           7.9951
            5                              413,880,088                   5.7665                           7.9916
            6                              401,530,480                   5.1732                           7.9833
            7                              389,546,799                   5.3731                           7.9806
            8                              377,917,423                   5.1907                           7.9795
            9                              366,631,644                   5.3953                           7.9730
           10                              355,676,742                   5.2086                           7.9734
           11                              345,045,201                   5.2464                           7.9704
           12                              334,727,837                   5.4494                           7.9694
           13                              324,715,485                   5.2602                           7.9372
           14                              315,000,114                   5.4547                           7.9351
           15                              305,571,414                   5.2660                           7.9333
           16                              296,421,162                   5.2686                           7.9323
           17                              287,540,940                   5.9009                           7.8936
           18                              278,923,087                   5.2880                           7.8868
           19                              270,560,448                   5.4866                           7.8765
           20                              262,444,953                   5.3066                           7.8730
           21                              254,568,916                   5.5105                           7.8442
           22                              246,925,633                   6.2025                           7.6756
           23                              239,500,136                   7.2903                           7.5670
           24                              232,288,520                   7.5743                           7.5743
           25                              225,289,837                   7.3191                           8.5475
           26                              218,497,951                   7.5871                           8.5305
           27                              211,906,801                   7.3417                           8.5395
           28                              205,510,239                   7.4852                           8.3019
           29                              199,305,146                   8.1890                           8.1890
           30                              193,290,368                   7.6362                           7.9857
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

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                                  Group 2 Certificates Corridor Contract Schedule and Strike Rates

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        Period                  Notional Schedule                    Cap Strike                   Cap Ceiling
                                       ($)                              (%)                          (%)
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
          31                              187,453,648                    7.9212                           7.9421
          32                              181,789,244                    7.7112                           7.9648




























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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                 16

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